Morgan Stanley Global Utilities Fund
LETTER TO THE SHAREHOLDERS - AUGUST 31, 2001

Dear Shareholder:

During the fiscal six-month period ended August 31, 2001, global utilities stocks remained weak against a background of declining equity markets. Within the power sector (electricity and natural gas), conservative integrated utility equities performed relatively well. However, independent power producers and energy trading companies were weakened by declining electricity and natural gas prices and the imposition of price controls in the western United States. Global telecommunications stocks, particularly those of the newer competitors, performed poorly as demand for telecom services, while strong, was not as robust as previously projected.

Performance and Portfolio

For the six-month period ended August 31, 2001, Morgan Stanley Global Utilities Fund's Class B shares returned -12.90 percent, compared to a return of -9.96 percent for the broad-based Morgan Stanley Capital International (MSCI) World Index.* For the same period, the Fund's Class A, C and D shares had total returns of -12.55 percent, -12.86 percent and -12.39 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund's underperformance relative to the broad-based index was primarily attributable to its heavier weighting in telecommunications stocks. During the period, the Fund reduced its exposure to telecommunications while increasing its weighting in conservative power stocks. In addition, the Fund reduced its country exposure from 13 to 7 markets, in response to weak global equity markets.

Given our outlook for sluggish economic growth, we have focused on what we believe to be conservative power and telecommunications companies. At the same time, we are maintaining selected positions of attractively priced growth utilities that should benefit when economic and stock market conditions improve.

Looking Ahead

There is no doubt that the September 11 terrorist attack will have a negative impact on the markets and the economy. Consensus estimates for the second half of 2001 have accordingly been

---------------------
*The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/ Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Global Utilities Fund
LETTER TO THE SHAREHOLDERS - AUGUST 31, 2001 continued

revised from modestly positive to slightly negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record ten years.

Even so, there is good reason to believe that the economy has not been completely derailed from the road to recovery. In recent months, there were many solid signs that the economy was approaching a trough. Many leading indicators had been climbing, suggesting that the economy was on the mend. Manufacturers' new orders moved solidly into positive territory by the end of the summer. Evidence like this suggests that many companies are confronting the current crisis in far better shape than might have been the case a year ago.

In the past, stocks have typically led the economy to recovery, and we believe that a stronger economic recovery next year combined with all the liquidity already in the system could help propel a sudden turnaround. A pronounced stock market rally could lead to regret for some, including those who fled the markets and especially those who gambled that the stock market would fall even farther by selling stocks short.

Fortunately, most of America's investors appear to be staying the course. According to polls taken soon after the terrorist attack, three-fourths of investors said they then had no intention of changing their investment plans. At least another tenth grasped the opportunity to buy low and intended to increase their equity exposure.

Investors should be assured that the U.S. economy is one of the most powerful engines of growth in history and has survived many attacks, including political crises, world wars, and a decades-long struggle during the cold war. The economy and the markets met each of those challenges, and each time emerged even stronger than before. Anyone who bought U.S. shares during such periods was eventually rewarded.

We appreciate your ongoing support of Morgan Stanley Global Utilities Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Global Utilities Fund
FUND PERFORMANCE - AUGUST 31, 2001

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                 CLASS A SHARES*
-------------------------------------------------
PERIOD ENDED 8/31/01
-------------------------
1 Year                     (18.37)%(1) (22.66)%(2)
Since Inception (7/28/97)   11.90%(1)   10.43%(2)
                 CLASS C SHARES+
-------------------------------------------------
PERIOD ENDED 8/31/01
-------------------------
1 Year                     (19.02)%(1) (19.75)%(2)
Since Inception (7/28/97)   11.05%(1)   11.05%(2)
                CLASS B SHARES**
-------------------------------------------------
PERIOD ENDED 8/31/01
-------------------------
1 Year                     (19.07)%(1) (22.72)%(2)
5 Years                     14.02%(1)   13.78%(2)
Since Inception (5/31/94)   12.02%(1)   12.02%(2)
                CLASS D SHARES++
-------------------------------------------------
PERIOD ENDED 8/31/01
-------------------------
1 Year                     (18.18)%(1)
Since Inception (7/28/97)   12.20%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum contingent deferred sales charge for Class C
     shares is 1% for shares redeemed within one year of
     purchase.
++   Class D shares have no sales charge.

Morgan Stanley Global Utilities Fund
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2001 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (88.5%)
              Australia (1.2%)
              Energy
  1,980,000   Australian Gas Light
               Company Ltd. ............  $ 8,750,345
                                          -----------
              Canada (4.9%)
              Computer Processing Hardware (0.0%)
    600,000   Sanga International Inc.
               (a)*.....................      --
                                          -----------
              Energy (2.4%)
    680,000   Enbridge Inc. ............   17,887,348
                                          -----------
              Telecommunications (2.5%)
    525,000   BCE Inc. .................   12,973,418
    290,000   Telus Corp.
               (Non-Voting).............    4,050,906
    163,233   Telus Corp. (Voting)......    2,454,972
                                          -----------
                                           19,479,296
                                          -----------
              Total Canada..............   37,366,644
                                          -----------
              France (2.2%)
              Water Utilities
    475,000   Suez S.A. ................   16,232,531
                                          -----------
              Germany (2.0%)
              Electric Utilities
    280,000   E. ON AG..................   15,386,389
                                          -----------
              New Zealand (0.8%)
              Telecommunications
  2,700,000   Telecom Corporation of New
               Zealand Ltd. ............    5,989,855
                                          -----------
              United Kingdom (1.9%)
              Water Utilities (0.6%)
    585,000   AWG PLC*..................    4,943,967
180,180,000   AWG PLC (Redeemed
               Shares)*.................      209,672
                                          -----------
                                            5,153,639
                                          -----------
              Wireless Communications (1.3%)
    470,000   Vodafone Group PLC (ADR)..    9,470,500
                                          -----------
              Total United Kingdom......   14,624,139
                                          -----------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              United States (75.5%)
              Electric Utilities (48.9%)
    120,000   AES Corp. (The)*..........  $ 3,974,400
    395,000   Allegheny Energy, Inc. ...   17,411,600
    300,000   Calpine Corp.*............    9,906,000
    500,000   Cinergy Corp. ............   16,100,000
    300,000   CMS Energy Corp. .........    7,038,000
    345,000   Consolidated Edison,
               Inc. ....................   14,110,500
    375,000   Constellation Energy
               Group, Inc. .............   11,257,500
    380,000   Dominion Resources,
               Inc. ....................   23,921,000
    625,000   DPL, Inc. ................   16,218,750
    370,000   DQE, Inc. ................    7,844,000
    400,000   DTE Energy Co. ...........   17,316,000
    445,000   Duke Energy Corp. ........   17,492,950
    625,000   Energy East Corp. ........   13,162,500
    505,000   Entergy Corp. ............   19,452,600
    365,000   Exelon Corp. .............   19,929,000
    340,000   FPL Group, Inc. ..........   18,479,000
    429,592   Mirant Corp.*.............   12,307,811
    440,000   NRG Energy, Inc.*.........    8,096,000
    370,000   Pinnacle West Capital
               Corp. ...................   16,505,700
    225,000   PPL Corp. ................    9,753,750
    415,000   Public Service Enterprise
               Group, Inc. .............   19,214,500
    230,000   Reliant Energy, Inc. .....    6,913,800
    805,000   Southern Co. (The)........   18,651,850
    640,000   TECO Energy, Inc. ........   18,361,600
    320,000   TXU Corp. ................   15,193,600
    426,250   Xcel Energy, Inc. ........   11,679,250
                                          -----------
                                          370,291,661
                                          -----------
              Energy (11.5%)
    380,000   Dynegy, Inc. (Class A)....   16,024,600
    160,000   El Paso Corporation.......    7,774,400
    305,000   ENRON Corp. ..............   10,671,950
    500,000   KeySpan Corp. ............   16,150,000
    649,729   NiSource Inc. ............   16,379,668
    630,000   UtiliCorp United, Inc. ...   20,260,800
                                          -----------
                                           87,261,418
                                          -----------

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2001 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Telecommunications (13.3%)
    115,000   ALLTEL Corp. .............  $ 6,670,000
    338,925   AT&T Corp. ...............    6,453,132
    550,000   BellSouth Corp. ..........   20,515,000
    380,000   BroadWing Inc.*...........    6,824,800
    290,000   Qwest Communications
               International, Inc. .....    6,235,000
    520,000   SBC Communications,
               Inc. ....................   21,273,200
    190,000   Sprint Corp. (FON
               Group)...................    4,434,600
    502,100   Verizon Communications
               Inc. ....................   25,105,000
    255,000   WorldCom Group*...........    3,279,300
                                          -----------
                                          100,790,032
                                          -----------
              Wireless Communications (1.8%)
    365,000   AT&T Wireless Services
               Inc.*....................    5,657,500
    310,000   Sprint Corp. (PCS
               Group)*..................    7,743,800
                                          -----------
                                           13,401,300
                                          -----------
              Total United States.......  571,744,411
                                          -----------
              Total Common Stocks
              (Cost $590,480,073).......  670,094,314
                                          -----------
 PRINCIPAL
 AMOUNT IN
-----------
              Short-Term Investments (11.5%)
              U.S. Government Agency (b) (4.6%)
$    35,000   Federal Home Loan Banks
               3.36% due 09/06/01
               (Cost $34,983,667).......   34,983,667
                                          -----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                   VALUE
------------------------------------------------------
              Repurchase Agreement (6.9%)
$    52,035   Joint repurchase agreement
               3.674% due 09/04/01
               (dated 08/31/01; proceeds
               $52,056,240) (c)
               (Cost $52,035,000).......  $52,035,000
                                          -----------
              Total Short-Term Investments
              (Cost $87,018,667)........   87,018,667
                                          -----------

Total Investments
(Cost $677,498,740) (d).....   100.0%     757,112,981
Other Assets In Excess Of
Liabilities.................     0.0          336,310
                               -----     ------------
Net Assets..................   100.0%    $757,449,291
                               =====     ============

---------------------------------------------------

    ADR  American Depository Receipt.
    *    Non-income producing security.
    (a)  Issuer in bankruptcy.
    (b) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (c) Collateralized by federal agency and U.S. Treasury obligations.
    (d) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.
         The aggregate gross unrealized appreciation is $122,686,297 and the aggregate gross unrealized depreciation is $43,072,056, resulting in net unrealized appreciation of $79,614,241.

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund

SUMMARY OF INVESTMENTS - AUGUST 31, 2001 (UNAUDITED)

                                               PERCENT OF
INDUSTRY                           VALUE       NET ASSETS
---------------------------------------------------------
Electric Utilities...........  $385,678,050       50.9%
Energy.......................   113,899,111       15.1
Repurchase Agreement.........    52,035,000        6.9
Telecommunications...........   126,259,183       16.7
U.S. Government Agency.......    34,983,667        4.6
Water Utilities..............    21,386,170        2.8
Wireless Communications......    22,871,800        3.0
                               ------------      -----
                               $757,112,981      100.0%
                               ============      =====
                                               PERCENT OF
TYPE OF INVESTMENT                 VALUE       NET ASSETS
---------------------------------------------------------
Common Stocks................  $670,094,314       88.5%
Short-Term Investments.......    87,018,667       11.5
                               ------------      -----
                               $757,112,981      100.0%
                               ============      =====

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2001 (unaudited)

Assets:
Investments in securities, at value (cost $677,498,740).....  $757,112,981
Receivable for:
    Dividends...............................................     1,912,225
    Shares of beneficial interest sold......................       260,038
    Foreign withholding taxes reclaimed.....................       217,384
Prepaid expenses and other assets...........................        61,510
                                                              ------------
    Total Assets............................................   759,564,138
                                                              ------------
Liabilities:
Payable for:
    Shares of beneficial interest repurchased...............       963,517
    Distribution fee........................................       650,242
    Investment management fee...............................       424,408
Accrued expenses and other payables.........................        76,680
                                                              ------------
    Total Liabilities.......................................     2,114,847
                                                              ------------
    Net Assets..............................................  $757,449,291
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $707,352,383
Net unrealized appreciation.................................    79,607,274
Accumulated undistributed net investment income.............     4,640,193
Accumulated net realized loss...............................   (34,150,559)
                                                              ------------
    Net Assets..............................................  $757,449,291
                                                              ============
Class A Shares:
Net Assets..................................................   $13,891,599
Shares Outstanding (unlimited authorized, $.01 par value)...       991,057
    Net Asset Value Per Share...............................        $14.02
                                                              ============
    Maximum Offering Price Per Share,
      (net asset value plus 5.54% of net asset value).......        $14.80
                                                              ============
Class B Shares:
Net Assets..................................................  $728,264,575
Shares Outstanding (unlimited authorized, $.01 par value)...    52,085,970
    Net Asset Value Per Share...............................        $13.98
                                                              ============
Class C Shares:
Net Assets..................................................   $12,449,426
Shares Outstanding (unlimited authorized, $.01 par value)...       897,178
    Net Asset Value Per Share...............................        $13.88
                                                              ============
Class D Shares:
Net Assets..................................................    $2,843,691
Shares Outstanding (unlimited authorized, $.01 par value)...       202,176
    Net Asset Value Per Share...............................        $14.07
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended August 31, 2001 (unaudited)

Net Investment Income:
Income
Dividends (net $329,760 foreign withholding tax)............  $  11,044,122
Interest....................................................      1,473,212
                                                              -------------
    Total Income............................................     12,517,334
                                                              -------------
Expenses
Distribution fee (Class A shares)...........................         20,675
Distribution fee (Class B shares)...........................      4,255,248
Distribution fee (Class C shares)...........................         71,826
Investment management fee...................................      2,828,584
Transfer agent fees and expenses............................        527,998
Shareholder reports and notices.............................         48,857
Registration fees...........................................         40,243
Custodian fees..............................................         37,564
Professional fees...........................................         31,756
Trustees' fees and expenses.................................          7,271
Other.......................................................          7,092
                                                              -------------
    Total Expenses..........................................      7,877,114
                                                              -------------
    Net Investment Income...................................      4,640,220
                                                              -------------
Net Realized and Unrealized Loss:
Net realized loss on:
    Investments.............................................    (32,346,288)
    Foreign exchange transactions...........................        (16,800)
                                                              -------------
    Net Loss................................................    (32,363,088)
                                                              -------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................    (90,058,040)
    Transaction of forward foreign currency contracts, other
     assets and liabilities denominated in foreign
     currencies.............................................          5,911
                                                              -------------
    Net Depreciation........................................    (90,052,129)
                                                              -------------
    Net Loss................................................   (122,415,217)
                                                              -------------
Net Decrease................................................  $(117,774,997)
                                                              =============

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              AUGUST 31, 2001   FEBRUARY 28, 2001
                                                               -------------      -------------
                                                                (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $   4,640,220      $   8,131,017
Net realized gain (loss)....................................     (32,363,088)        87,338,307
Net change in unrealized depreciation.......................     (90,052,129)      (154,327,494)
                                                               -------------      -------------
    Net Decrease............................................    (117,774,997)       (58,858,170)
                                                               -------------      -------------
Dividends and Distributions to Shareholders from:
Net Investment Income
    Class A shares..........................................         (86,514)          (232,599)
    Class B shares..........................................      (2,916,740)        (6,352,725)
    Class C shares..........................................         (52,477)          (103,681)
    Class D shares..........................................         (17,282)           (29,467)
Net Realized Gain
    Class A shares..........................................        (372,544)        (2,060,023)
    Class B shares..........................................     (19,157,381)      (117,391,585)
    Class C shares..........................................        (328,816)        (1,768,861)
    Class D shares..........................................         (72,342)          (162,667)
                                                               -------------      -------------
    Total Dividends and Distributions.......................     (23,004,096)      (128,101,608)
                                                               -------------      -------------

Net increase (decrease) from transactions in shares of
  beneficial interest.......................................     (51,752,592)       168,705,591
                                                               -------------      -------------

    Net Decrease............................................    (192,531,685)       (18,254,187)
Net Assets:
Beginning of period.........................................     949,980,976        968,235,163
                                                               -------------      -------------
End of Period
(Including accumulated undistributed net investment income
of $4,640,193 and $3,072,986, respectively.)................   $ 757,449,291      $ 949,980,976
                                                               =============      =============

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Global Utilities Fund (the "Fund"), formerly Morgan Stanley Dean Witter Global Utilities Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income. The Fund seeks to achieve its objective by investing in equity and fixed income securities of issuers worldwide, which are primarily engaged in the utilities industry. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on May 31, 1994. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market

Morgan Stanley Global Utilities Fund
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2001 (UNAUDITED) continued

price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Morgan Stanley Global Utilities Fund
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2001 (UNAUDITED) continued

F. Forward Foreign Currency Contracts -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million; 0.625% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.60% to the portion of daily net assets exceeding $1 billion. Effective May 1, 2001, the Agreement was amended to reduce the annual rate to 0.575% of the portion of daily net assets in excess of $1.5 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor

Morgan Stanley Global Utilities Fund
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2001 (UNAUDITED) continued

a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A;
(ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $17,992,000 at August 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended August 31, 2001 the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $493,000 and $4,000, respectively and received approximately $22,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Global Utilities Fund
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2001 (UNAUDITED) continued

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 2001 aggregated $85,883,570 and $181,072,349, respectively.

For the six months ended August 31, 2001, the Fund incurred brokerage commissions of $41,485 with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $26,400.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                  FOR THE YEAR
                                                          MONTHS ENDED                     ENDED
                                                        AUGUST 31, 2001              FEBRUARY 28, 2001
                                                   --------------------------   ---------------------------
                                                          (unaudited)
                                                     SHARES        AMOUNT         SHARES         AMOUNT
                                                   ----------   -------------   -----------   -------------
CLASS A SHARES
Sold.............................................     333,722   $   5,267,315     1,305,377   $  24,397,286
Reinvestment of dividends and distributions......      27,987         415,054       118,976       2,100,913
Redeemed.........................................    (398,695)     (6,146,712)   (1,061,257)    (19,603,991)
                                                   ----------   -------------   -----------   -------------
Net increase (decrease) - Class A................     (36,986)       (464,343)      363,096       6,894,208
                                                   ----------   -------------   -----------   -------------
CLASS B SHARES
Sold.............................................   4,345,960      69,491,384    12,594,493     239,893,614
Reinvestment of dividends and distributions......   1,333,024      19,742,092     6,266,425     110,844,703
Redeemed.........................................  (9,053,866)   (140,615,013)  (10,610,621)   (199,777,549)
                                                   ----------   -------------   -----------   -------------
Net increase (decrease) - Class B................  (3,374,882)    (51,381,537)    8,250,297     150,960,768
                                                   ----------   -------------   -----------   -------------
CLASS C SHARES
Sold.............................................     112,991       1,790,164       485,766       9,201,982
Reinvestment of dividends and distributions......      24,580         361,327       101,602       1,778,075
Redeemed.........................................    (172,417)     (2,664,027)     (165,749)     (3,046,067)
                                                   ----------   -------------   -----------   -------------
Net increase (decrease) - Class C................     (34,846)       (512,536)      421,619       7,933,990
                                                   ----------   -------------   -----------   -------------
CLASS D SHARES
Sold.............................................      74,556       1,195,468       167,134       3,085,120
Reinvestment of dividends and distributions......       5,702          84,795        10,784         184,276
Redeemed.........................................     (44,292)       (674,439)      (19,969)       (352,771)
                                                   ----------   -------------   -----------   -------------
Net increase - Class D...........................      35,966         605,824       157,949       2,916,625
                                                   ----------   -------------   -----------   -------------
Net increase (decrease) in Fund..................  (3,410,748)  $ (51,752,592)    9,192,961   $ 168,705,591
                                                   ==========   =============   ===========   =============

Morgan Stanley Global Utilities Fund
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2001 (UNAUDITED) continued

6. Federal Income Tax Status

As of February 28, 2001, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At August 31, 2001, there were no outstanding forward contracts.

Morgan Stanley Global Utilities Fund

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                FOR THE SIX             FOR THE YEAR ENDED FEBRUARY 28,          JULY 28, 1997*
                                               MONTHS ENDED        ------------------------------------------        THROUGH
                                              AUGUST 31, 2001        2001            2000**            1999     FEBRUARY 28, 1998
                                              ---------------      --------         --------         --------   -----------------
                                                (unaudited)
Class A Shares++
Selected Per Share Data:

Net asset value, beginning of period........       $16.51           $20.02           $17.16           $15.10         $13.77
                                                   ------           ------           ------           ------         ------

Income (loss) from investment operations:
    Net investment income...................         0.14             0.29             0.23             0.21           0.07
    Net realized and unrealized gain
      (loss)................................        (2.19)           (1.22)            4.78             4.02           1.76
                                                   ------           ------           ------           ------         ------

Total income (loss) from investment
  operations................................        (2.05)           (0.93)            5.01             4.23           1.83
                                                   ------           ------           ------           ------         ------

Less dividends and distributions from:
    Net investment income...................        (0.08)           (0.26)           (0.20)           (0.21)         (0.07)
    Net realized gain.......................        (0.36)           (2.32)           (1.95)           (1.96)         (0.43)
                                                   ------           ------           ------           ------         ------

Total dividends and distributions...........        (0.44)           (2.58)           (2.15)           (2.17)         (0.50)
                                                   ------           ------           ------           ------         ------

Net asset value, end of period..............       $14.02           $16.51           $20.02           $17.16         $15.10
                                                   ======           ======           ======           ======         ======

Total Return+...............................       (12.55)%(1)       (5.05)%          30.68%           28.37%         13.74%(1)

Ratios to Average Net Assets:
Expenses....................................         1.05 %(2)(3)     1.00%(3)         1.06%(3)         1.10%(3)        1.18%(2)

Net investment income.......................         1.78 %(2)(3)     1.54%(3)         1.25%(3)         1.30%(3)        0.88%(2)

Supplemental Data:
Net assets, end of period, in thousands.....      $13,892          $16,970          $13,313           $4,892           $948

Portfolio turnover rate.....................           11 %(1)          31%              52%              40%            14%

---------------------

     *   The date shares were first issued.
    **   Year ended February 29.
    ++   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund

FINANCIAL HIGHLIGHTS continued

                                             FOR THE SIX                        FOR THE YEAR ENDED FEBRUARY 28,
                                            MONTHS ENDED       ------------------------------------------------------------------
                                          AUGUST 31, 2001++     2001++        2000*++        1999++        1998**++        1997
                                          -----------------    --------      ---------      ---------      ---------     --------
                                             (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period....        $16.50          $20.01         $17.15         $15.09         $12.66        $11.33
                                                ------          ------         ------         ------         ------        ------
Income from investment operations:
    Net investment income...............          0.08            0.15           0.11           0.12           0.15          0.10
    Net realized and unrealized gain
    (loss)..............................         (2.19)          (1.22)          4.78           4.01           3.05          1.35
                                                ------          ------         ------         ------         ------        ------
Total income from investment
 operations.............................         (2.11)          (1.07)          4.89           4.13           3.20          1.45
                                                ------          ------         ------         ------         ------        ------
Less dividends and distributions from:
    Net investment income...............         (0.05)          (0.12)         (0.08)         (0.11)         (0.15)        (0.12)
    Net realized gain...................         (0.36)          (2.32)         (1.95)         (1.96)         (0.62)        --
                                                ------          ------         ------         ------         ------        ------
Total dividends and distributions.......         (0.41)          (2.44)         (2.03)         (2.07)         (0.77)        (0.12)
                                                ------          ------         ------         ------         ------        ------
Net asset value, end of period..........        $13.98          $16.50         $20.01         $17.15         $15.09        $12.66
                                                ======          ======         ======         ======         ======        ======
Total Return+...........................        (12.90)%(1)      (5.76)%        29.81%         27.60%         26.06%        12.91%
Ratios to Average Net Assets:
Expenses................................          1.80 %(2)(3)    1.74 %(3)      1.74%(3)       1.71%(3)       1.80%         1.82%
Net investment income...................          1.03 %(2)(3)    0.80 %(3)      0.57%(3)       0.69%(3)       1.08%         0.85%
Supplemental Data:
Net assets, end of period, in
 thousands..............................      $728,265         $914,995      $944,600       $540,820       $396,483      $352,240
Portfolio turnover rate.................            11 %(1)         31%            52%            40%            14%           10%

---------------------

     *   Year ended February 29.
    **   Prior to July 28, 1997, the Fund issued one class of shares.
         All shares held prior to that date have been designated
         Class B shares.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                                   FOR THE SIX            FOR THE YEAR ENDED FEBRUARY 28,        JULY 28, 1997*
                                                  MONTHS ENDED         --------------------------------------        THROUGH
                                                 AUGUST 31, 2001         2001          2000**          1999     FEBRUARY 28, 1998
                                                 ---------------       --------       --------       --------   -----------------
                                                   (unaudited)
Class C Shares++
Selected Per Share Data:

Net asset value, beginning of period...........       $16.38            $19.90         $17.08         $15.07         $13.77
                                                      ------            ------         ------         ------         ------

Income (loss) from investment operations:
    Net investment income......................         0.08              0.14           0.09           0.07           0.01
    Net realized and unrealized gain (loss)....        (2.16)            (1.21)          4.76           4.02           1.76
                                                      ------            ------         ------         ------         ------

Total income (loss) from investment
  operations...................................        (2.08)            (1.07)          4.85           4.09           1.77
                                                      ------            ------         ------         ------         ------

Less dividends and distributions from:
    Net investment income......................        (0.06)            (0.13)         (0.08)         (0.12)         (0.04)
    Net realized gain..........................        (0.36)            (2.32)         (1.95)         (1.96)         (0.43)
                                                      ------            ------         ------         ------         ------

Total dividends and distributions..............        (0.42)            (2.45)         (2.03)         (2.08)         (0.47)
                                                      ------            ------         ------         ------         ------

Net asset value, end of period.................       $13.88            $16.38         $19.90         $17.08         $15.07
                                                      ======            ======         ======         ======         ======

Total Return+..................................       (12.86)%(1)        (5.81)%        29.73%         27.36%         13.24%(1)

Ratios to Average Net Assets:
Expenses.......................................         1.80 %(2)(3)      1.78%(3)       1.81%(3)       1.85%(3)       1.93 %(2)

Net investment income..........................         1.03 %(2)(3)      0.76%(3)       0.50%(3)       0.55%(3)       0.06 %(2)

Supplemental Data:
Net assets, end of period, in thousands........      $12,449           $15,266        $10,156         $3,386           $161

Portfolio turnover rate........................           11 %(1)           31%            52%            40%            14%

---------------------

     *   The date shares were first issued.
    **   Year ended February 29.
    ++   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Global Utilities Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                                FOR THE SIX             FOR THE YEAR ENDED FEBRUARY 28,          JULY 28, 1997*
                                               MONTHS ENDED        ------------------------------------------        THROUGH
                                              AUGUST 31, 2001        2001            2000**            1999     FEBRUARY 28, 1998
                                              ---------------      --------         --------         --------   -----------------
                                                (unaudited)
Class D Shares++
Selected Per Share Data:

Net asset value, beginning of period........       $16.54           $20.06           $17.18           $15.11         $13.77
                                                   ------           ------           ------           ------         ------

Income (loss) from investment operations:
    Net investment income...................         0.16             0.29             0.32             0.25           0.09
    Net realized and unrealized gain
      (loss)................................        (2.18)           (1.18)            4.76             4.03           1.76
                                                   ------           ------           ------           ------         ------

Total income (loss) from investment
  operations................................        (2.02)           (0.89)            5.08             4.28           1.85
                                                   ------           ------           ------           ------         ------

Less dividends and distributions from:
    Net investment income...................        (0.09)           (0.31)           (0.25)           (0.25)         (0.08)
    Net realized gain.......................        (0.36)           (2.32)           (1.95)           (1.96)         (0.43)
                                                   ------           ------           ------           ------         ------

Total dividends and distributions...........        (0.45)           (2.63)           (2.20)           (2.21)         (0.51)
                                                   ------           ------           ------           ------         ------

Net asset value, end of period..............       $14.07           $16.54           $20.06           $17.18         $15.11
                                                   ======           ======           ======           ======         ======

Total Return+...............................       (12.39)%(1)       (4.85)%          31.08%           28.70%         13.90%(1)

Ratios to Average Net Assets:
Expenses....................................         0.80 %(2)(3)     0.78%(3)         0.81%(3)         0.85%(3)       0.92 %(2)

Net investment income.......................         2.03 %(2)(3)     1.76%(3)         1.50%(3)         1.55%(3)       1.04 %(2)

Supplemental Data:
Net assets, end of period, in thousands.....       $2,844           $2,750             $166             $117            $14

Portfolio turnover rate.....................           11 %(1)          31%              52%              40%            14%

---------------------

     *   The date shares were first issued.
    **   Year ended February 29.
    ++   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Calculated based on the net asset value as of the last
         business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Edward F. Gaylor
Vice President

Andrew Arbenz
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
GLOBAL UTILITIES FUND

Semiannual Report
August 31, 2001